Exhibit 3.45

Delaware	PAGE 1
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “GREEN TREE SERVICING LLC” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF INCORPORATION, FILED THE FIFTH DAY OF DECEMBER, A.D. 1994, AT 4:30 O’CLOCK P.M.

CERTIFICATE OF OWNERSHIP, FILED THE TWENTY-THIRD DAY OF DECEMBER, A.D. 1994, AT 12 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF OWNERSHIP IS THE FIRST DAY OF JANUARY, A.D. 1995.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “GREEN TREE FINANCIAL SERVICING CORPORATION” TO “CONSECO FINANCE SERVICING CORP.”, FILED THE FIRST DAY OF OCTOBER, A.D. 1999, AT 2 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF AMENDMENT IS THE FIRST DAY OF NOVEMBER, A.D. 1999.

CERTIFICATE OF CONVERSION, CHANGING ITS NAME FROM “CONSECO FINANCE SERVICING CORP.” TO “GREEN TREE SERVICING LLC”, FILED THE NINTH DAY OF JUNE, A.D. 2003, AT 1:34 O’CLOCK P.M.

Jeffrey W. Bullock, Secretary of State
2458190 8100H	AUTHENTICATION: 0940208
131369020	DATE: 12-03-13
You may verify this certificate online at corp.delaware.gov/authver.shtml

Delaware	PAGE 2
The First State

CERTIFICATE OF FORMATION, FILED THE NINTH DAY OF JUNE, A.D. 2003, AT 1:34 O’CLOCK P.M.

CERTIFICATE OF MERGER, FILED THE NINETEENTH DAY OF DECEMBER, A.D. 2011, AT 2:15 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE FIRST DAY OF JANUARY, A.D. 2012.

CERTIFICATE OF MERGER, FILED THE THIRD DAY OF DECEMBER, A.D. 2012, AT 12:46 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, “GREEN TREE SERVICING LLC”.

Jeffrey W. Bullock, Secretary of State
2458190 8100H	AUTHENTICATION: 0940208
131369020	DATE: 12-03-13
You may verify this certificate online at corp.delaware.gov/authver.shtml

STATE OF DELAWARE
SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 04:30 PM 12/05/1994 944235446 - 2458190

CERTIFICATE OF INCORPORATION

OF

GREEN TREE FINANCIAL SERVICING CORPORATION

To form a corporation pursuant to the Delaware General Corporation Law, the undersigned hereby certifies as follows:

ARTICLE 1.

The name of this corporation is Green Tree Financial Servicing Corporation.

ARTICLE 2.

The purpose of this corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

ARTICLE 3.

The corporation shall have perpetual duration.

ARTICLE 4.

The registered office of this corporation in Delaware is 1209 Orange Street, Wilmington, Delaware, New Castle County, and the name of its registered agent is The Corporation Trust Company.

ARTICLE 5.

The total number of shares of stock which this corporation is authorized to issue is 1,000 shares, with no par value, all of which shares are designated common stock.

ARTICLE 6.

In furtherance, and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, amend, alter, change, add to or repeal bylaws of this corporation, without any action on the part of the stockholders. The bylaws made by the directors may be amended, altered, changed, added to or repealed by the stockholders. Any specific provision in the bylaws regarding amendment thereof shall be controlling.

ARTICLE 7.

A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this article shall not eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) for the unlawful payment of dividends or unlawful stock repurchases under Section 174 of the Delaware General Corporation Law; or (d) for any transaction from which the director derived an improper personal benefit. This article shall not eliminate or limit the liability of a director for any act or omission occurring prior to the effective date of this article.

If the Delaware General Corporation Law is hereafter amended to authorize any further limitation of the liability of a director, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as amended.

Any repeal or modification of the foregoing provisions of this article by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

ARTICLE 8.

The name and mailing address of the incorporator is:

Drew Backstrand, Esq.

Green Tree Financial Corporation

300 Landmark Tower

345 St. Peter Street

Saint Paul, Minnesota 55102-1637

Dated: December 5,1994

Drew Backstrand

STATE OF DELAWARE
SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 12:00 PM 12/23/1994 944255590 - 2458190

CERTIFICATE OF OWNERSHIP AND MERGER

OF

GREEN TREE FINANCIAL CORP. – KENTUCKY,

GREEN TREE FINANCIAL CORP. – LOUISIANA,

GREEN TREE FINANCIAL CORP. – MISSISSIPPI,

GREEN TREE FINANCIAL CORP. – NORTH CAROLINA, and

GREEN TREE FINANCIAL CORP. – OHIO,

INTO

GREEN TREE FINANCIAL SERVICING CORPORATION

Pursuant to Section 253 of the Delaware General Corporation Law, the undersigned, the Assistant Secretary of Green Tree Financial Servicing Corporation, a Delaware corporation, hereby certifies that on December 21,1994, the board of directors of Green Tree Financial Servicing Corporation duly adopted by written action the resolution attached hereto as exhibit A which approved the merger, on January 1,1995, into Green Tree Financial Servicing Corporation of certain of its wholly-owned subsidiary corporations as indicated in said resolution.

IN WITNESS WHEREOF, Green Tree Financial Servicing Corporation has caused this certificate to be executed by Drew S. Backstrand, its Assistant Secretary, this 21st day of December, 1994.

GREEN TREE FINANCIAL SERVICING CORPORATION

By:

Drew S. Backstrand Assistant Secretary

Exhibit A

WRITTEN ACTION

OF

BOARD OF DIRECTORS

OF

GREEN TREE FINANCIAL SERVICING CORPORATION

The undersigned being all of the directors of Green Tree Financial Servicing Corporation (the “Corporation”), a Delaware corporation, in accordance with the authority contained in section 141(f) of the Delaware General Corporation Law, in lieu of holding a directors’ meeting to consider the same, hereby adopt and approve the following corporate resolutions:

RESOLVED, that the Corporation merge into itself Green Tree Financial Corp. – Kentucky, Green Tree Financial Corp. – Louisiana, Green Tree Financial Corp. – Mississippi, Green Tree Financial Corp. – North Carolina, Green Tree Financial Corp. – Ohio (the “Merging Subsidiaries”), all Delaware corporations and, as of January 1,1995, wholly-owned subsidiaries of the Corporation, with the Corporation to be the surviving corporation.

FURTHER RESOLVED, that the merger shall be effective on January 1,1995.

FURTHER RESOLVED, that the Assistant Secretary of the Corporation is hereby directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said Merging Subsidiaries into the Corporation and assume their liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State of Delaware and a certified copy recorded in the office of the Recorder of Deeds of New Castle County and/or any other appropriate County and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be necessary or proper to effect said merger.

FURTHER RESOLVED, there being upon the effective date of the merger no other shareholders besides Green Tree Financial Servicing Corporation, all outstanding shares of each class and series of stock of the Merging Subsidiaries shall be canceled on January 1,1995, and no shares of Green Tree Financial Servicing Corporation shall be issued in lieu thereof.

FURTHER RESOLVED, that the officers of the Corporation are hereby authorized to take all other actions as they deem necessary or appropriate in connection with the foregoing resolutions.

Dated: December 21,1994

Robert D. Potts (Chairman)

John W. Brink

Richard G. Evans

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

GREEN TREE FINANCIAL SERVICING CORPORATION

The undersigned, Brian F. Corey, Corporate Secretary of Green Tree Financial Servicing Corporation, a Delaware Corporation (the “Corporation”), hereby certifies that the following Resolutions were duly approved by Written Action of the Sole Stockholder and Board of Directors of the Corporation dated September 15,1999, pursuant to Section 242 of the Delaware General Corporation Law, and that such Resolutions have not been subsequently modified or rescinded:

BE IT RESOLVED, that Article 1 of the Certificate of Incorporation of the Corporation shall be amended to read as follows:

ARTICLE 1.

The name of this corporation is Conseco Finance Servicing Corp.

FURTHER RESOLVED, that the effective date of this Amendment, as described above, shall be November 1,1999.

FURTHER RESOLVED, that the Amendment to the Certificate of Incorporation stated above has been adopted pursuant to Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned, the Secretary of Green Tree Financial Servicing Corporation, being duly authorized on behalf of Green Tree Financial Servicing Corporation, has executed this document as of October 1, 1999.

BRIAN F. COREY
Corporate Secretary

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 02:00 PM 10/01/1999 991417878 - 2458190

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

FROM A CORPORATION TO

A LIMITED LIABILITY COMPANY

PURSUANT TO SECTION 266

OF THE DELAWARE GENERAL

CORPORATION LAW.

This Certificate of Conversion of CONSECO FINANCE SERVICING CORP., dated and effective as of June 9, 2003, is being duly executed and filed by the undersigned, as an authorized person, to convert a corporation to a limited liability company under the Delaware General Corporation Law (8 Del.C. § 266).

1. The name of the corporation is Conseco Finance Servicing Corp.

2. The original name of the corporation as set forth in its original Certificate of Incorporation is Green Tree Financial Servicing Corp.

3. The original Certificate of Incorporation of Conseco Finance Servicing Corp. was filed with the Secretary of State of the State of Delaware on December 5, 1994.

4. The name of the limited liability company into which Conseco Finance Servicing Corp. shall be converted is Green Tree Servicing LLC.

5. The conversion has been approved in accordance with the provisions of Section 266 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Conversion as of the date first above written.

By:

Brian F. Corey
Authorized Person

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:34 PM 06/09/2003
FILED 01:34 PM 06/09/2003
SRV 030378201 – 2458190 FILE

CERTIFICATE OF FORMATION

OF

GREEN TREE SERVICING LLC

This Certificate of Formation of GREEN TREE SERVICING LLC, dated and effective as of June 9, 2003, is being duly executed and filed by the undersigned, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.C. § 18-101, et seq,).

FIRST. The name of the limited liability company formed hereby is Green Tree Servicing LLC.

SECOND. The address of its registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.

Brian F. Corey
Authorized Person

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:34 PM 06/09/2003
FILED 01:34 PM 06/09/2003
SRV 030378201 – 2458190 FILE

CONSENT TO USE OF NAME

Green Tree Servicing Corp., a corporation formed under the laws of the State of Delaware, hereby consents to the formation of Green Tree Servicing LLC as a limited liability company under the laws of the State of Delaware.

IN WITNESS WHEREOF, Green Tree Servicing Corp. has caused this consent to be executed by its President this 6th day of June, 2003.

Green Tree Servicing Corp.

By:

Randal A. Nardone
President

State of Delaware Secretary of State Division of Corporations Delivered 02:47 PM 12/19/2011 FILED 02:15 PM 12/19/2011 SRV 111309170 - 2458190 FILE

STATE OF DELAWARE

CERTIFICATE OF MERGER OF

DOMESTIC LIMITED LIABILITY COMPANIES

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Act, the undersigned limited liability company executed the following Certificate of Merger:

FIRST: The name of the surviving limited liability company is

Green Tree Servicing LLC, and the name of the limited liability company being merged into this surviving limited liability company is Walter Mortgage Company, LLC.

SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent limited liability companies.

THIRD: The name of the surviving limited liability company is Green Tree Servicing LLC.

FOURTH: The merger is to become effective on 01/01/2012.

FIFTH: The Agreement of Merger is on file at 345 St. Peter Street, St. Paul, MN 55102, the place of business of the surviving limited liability company.

SIXTH: A copy of the Agreement of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of the constituent limited liability companies.

IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person, the16th day of December, A.D., 2011.

By:

Authorized Person

Name:	Jeanetta M. Brown
Print or Type

Title:	Secretary

State of Delaware Secretary of State Division of Corporations Delivered 01:27 PM 12/03/2012 FILED 12:46 PM 12/03/2012 SRV 121285325 - 2458190 FILE

CERTIFICATE OF MERGER

OF

GREEN TREE-AL LLC

(a Delaware limited liability company)

WITH AND INTO

GREEN TREE SERVICING LLC

(a Delaware limited liability company)

PURSUANT TO SECTION 18-209 OF THE

DELAWARE LIMITED LIABILITY COMPANY ACT

Pursuant to Section 18-209 of the Delaware Limited Liability Company Act (the “DLLCA”), the undersigned hereby certifies as follows:

FIRST: The name and jurisdiction of formation of each limited liability company to be merged (collectively, the “Constituent Entities”) are as follows:

Name	Jurisdiction of Formation
Green Tree-AL LLC	Delaware
Green Tree Servicing LLC	Delaware

SECOND: An Agreement and Plan of Merger, dated as of November 20, 2012 (the “Merger Agreement”), by and between each of the Constituent Entities with respect to the merger herein certified has been approved and executed by each of the Constituent Entities in accordance with the DLLCA.

THIRD: The name of the surviving limited liability company (the “Surviving Entity”) of the merger herein certified is Green Tree Servicing LLC, a Delaware limited liability company.

FOURTH: The merger is to become effective upon the filing of this Certificate of Merger with the Secretary of State of the State of Delaware.

FIFTH: The Merger Agreement is on file at the place of business of the Surviving Entity located at 300 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota, 55102.

SIXTH: A copy of the Merger Agreement will be furnished by the Surviving Entity on request, without cost, to any member of the Constituent Entities.

IN WITNESS WHEREOF, the Surviving Entity has caused this Certificate of Merger to be signed by an authorized person thereof this 21st day of November, 2012.

GREEN TREE SERVICING LLC

By:

Name:	Brian F. Corey
Title:	Senior Vice President and Secretary